UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 2, 2013

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 2, 2013 Lifeway Foods, Inc. (the “Company”), through its wholly-owned subsidiary Lifeway Wisconsin, Inc., consummated the purchase of Golden Guernsey Dairy, LLC’s dairy manufacturing, bottling and distribution plant in a 170,000 square foot facility in Waukesha, Wisconsin for a purchase price of $7,365,000 as contemplated by the previously disclosed Asset Purchase Agreement (the “Asset Purchase Agreement”) dated May 14, 2013, by and between Charles A. Stanziale, Jr., Chapter 7 Trustee of Golden Guernsey Dairy, LLC (the “Seller”) and the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: July 9, 2013	By:	/s/ Edward Smolyansky
Edward Smolyansky
Chief Financial and Accounting Officer, Treasurer, Chief Operating Officer and Secretary

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